SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                -----------------

                                     CLASS R

DWS Capital Growth Fund                  DWS Global Thematic Fund

DWS Core Fixed Income Fund               DWS International Select Equity Fund

DWS Dreman High Return Equity Fund       DWS RREEF Real Estate Securities Fund

DWS Enhanced S&P 500 Index Fund
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The following replaces the disclosure under "Class R shares -- Eligibility requirements" in the "Choosing a Share Class" section of each fund's Class R prospectus:

Eligibility requirements

You may buy Class R shares if you are a participant in certain retirement plan platforms that offer Class R shares of the fund through a plan level or omnibus account, including:

 o Section 401(a) and 457 plans

 o Certain section 403(b)(7) plans

 o 401(k), profit sharing, money purchase pension and defined benefit plans

 o Non-qualified deferred compensation plans

 o Individual Retirement Accounts (IRAs)

The following replaces similar disclosure under the "How to Buy and Sell Class R Shares" section of each fund's prospectus:

Instructions for buying and selling shares must generally be submitted by your retirement plan, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.



                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

August 20, 2008
DMF-3677

The following replaces similar disclosure under "IRA Rollovers" in the "Policies You Should Know About" section of each fund's prospectus:

IRA Rollovers. You may complete a direct rollover from a retirement plan offering Class R shares to a DWS IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.





               Please Retain This Supplement for Future Reference


August 20, 2008
DMF-3677

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